                                                                EXHIBIT 10.7(e)



                           AMENDMENT NO. 5 AND WAIVER
                          Dated as of December 31, 1998
                                       to
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                           Dated as of August 5, 1997

                  THIS AMENDMENT NO. 5 ("Amendment") is made as of December 31, 1998 by and among Advanced Accessory Systems, LLC (formerly known as AAS Holdings, LLC), SportRack, LLC (formerly known as Advanced Accessory Systems,
LLC), Valley Industries, LLC, Brink International BV and Brink BV (the "Borrowers"), the financial institutions listed on the signature pages hereof (the "Lenders") and NBD Bank, as Administrative Agent and Documentation and Collateral Agent, and The Chase Manhattan Bank, as Co-Administrative Agent and Syndication Agent (the "Agents"), under that certain Second Amended and Restated Credit Agreement dated as of August 5, 1997 by and among the Borrowers, the Lenders and the Agents (as amended, the "Credit Agreement"). Defined terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

                  WHEREAS, the Borrowers, the Lenders and the Agents have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders and the Agents have agreed to the following amendments to the Credit Agreement.

                  1. Amendments to Credit Agreement. Effective as of December 31, 1998 and subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement is hereby amended as follows:

                  1.1. Section 1.1 of the Credit Agreement is hereby amended to insert in the definition of "Agreed Currencies" the following immediately after the reference to "Dutch Guilders" the following:

                  "and the euro for so long as the euro is and shall remain an Eligible Currency".

                  1.2. Section 1.1 of the Credit Agreement is hereby amended to insert in the definition of "Swing Line Lender" immediately after the phrase "other Lender" the following:

                  "or any affiliate of such Lender".

                  1.3. Section 1.1 of the Credit Agreement is hereby amended to add alphabetically the following defined terms:

                  "ELIGIBLE CURRENCY" means any currency other than Dollars with respect to which the Agent has not given notice in accordance with Section 2.28 and that is readily available, freely traded, in which deposits are customarily offered to banks in the London interbank market, convertible into Dollars in the international interbank market and as to which an Equivalent Amount may be readily calculated.

                  "'EURO' means the lawful currency of the member states of the European Community that adopted the single currency in accordance with the third stage of the Economic and Monetary Union in accordance with the treaty establishing the European Community as amended by the Treaty on European Union."

                  "'NATIONAL CURRENCY UNIT' means the unit of currency (other than a euro unit) of each member state of the European Union that participates in the third stage of Economic and Monetary Union."

                  "'YEAR 2000 ISSUES' means, with respect to any Person, anticipated costs, problems and uncertainties associated with the inability of certain computer applications and imbedded systems to effectively handle data, including dates, prior to, on and after January 1, 2000, as it affects the business, operations, and financial condition of such Person, and such Person's customers, suppliers and vendors."

                  1.4. Section 2.2 of the Credit Agreement is hereby amended by adding immediately at the end of the first sentence thereof, the following:

                  "provided that each such Revolving Loan shall be made in the euro if such Revolving Loan would be capable of being made in the euro or the National Currency Unit requested by the applicable Borrower, unless otherwise consented to by the Agent."

                  1.5. Section 2.2.A of the Credit Agreement is hereby amended to delete the phrase "in Dollars only, to the applicable Borrower from time to time in an amount not to exceed" and to substitute therefor the following:

                  "in an Agreed Currency, to the applicable Borrower from time to time in a Dollar Amount not to exceed".

                  1.6. Section 2.6 of the Credit Agreement is hereby amended to delete the phrase "The amount of the Aggregate Acquisition Facility Commitment" and to substitute therefor the following:

                  "The Dollar Amount of the Aggregate Acquisition Facility Commitment".

                  1.7. Section 2.8(b) of the Credit Agreement is hereby amended to replace the pricing grid now contained therein with the following:









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
                         APPLICABLE BASE     APPLICABLE BASE     APPLICABLE EUROCURRENCY         APPLICABLE        APPLICABLE
SENIOR DEBT RATIO        RATE MARGIN FOR     RATE MARGIN FOR     MARGIN FOR TRANCHE A TERM       EUROCURRENCY      COMMITMENT
                         TRANCHE A TERM      TRANCHE B TERM      LOANS AND REVOLVING LOANS       MARGIN FOR        FEE
                         LOANS AND           LOANS               AND APPLICABLE LETTER OF        TRANCHE B
                         REVOLVING LOANS                         CREDIT FEE                      TERM LOANS
------------------------------------------------------------------------------------------------------------------------------
GREATER THAN OR
EQUAL TO 4.0 TO                 2.00%               2.50%                     3.00%                    3.50%             0.50%
1.0
------------------------------------------------------------------------------------------------------------------------------
LESS THAN 4.0 TO
1.0 AND GREATER
THAN OR EQUAL TO                1.75%               2.25%                     2.75%                    3.25%             0.50%
3.5 TO 1.0
------------------------------------------------------------------------------------------------------------------------------
LESS THAN 3.5 TO
1.0 AND GREATER
THAN OR EQUAL TO                1.50%               2.00%                     2.50%                    3.00%             0.50%
3.0 TO 1.0
------------------------------------------------------------------------------------------------------------------------------
LESS THAN 3.0 TO
1.0 AND GREATER
THAN OR EQUAL TO                1.25%               1.75%                     2.25%                    2.75%             0.50%
2.5 TO 1.0
------------------------------------------------------------------------------------------------------------------------------
LESS THAN 2.5 TO
1.0 AND GREATER
THAN OR EQUAL TO                1.00%               1.50%                     2.00%                    2.50%             0.50%
2.0 TO 1.0
------------------------------------------------------------------------------------------------------------------------------
LESS THAN 2.0 TO
1.0                             0.75%               1.25%                     1.75%                    2.25%            0.375%
------------------------------------------------------------------------------------------------------------------------------

                  1.8. Article V of the Credit Agreement is hereby amended to add a new Section 5.27 as follows:


                  "5.27. Year 2000 Issues. The Borrowers have made a reasonable assessment of the Year 2000 Issues with respect to the Borrowers and have a program for remediating such Year 2000 Issues on a timely basis. Based on this assessment and program, the Borrowers do not anticipate any Material Adverse Effect on the Borrowers' operations, business or financial condition as a result of Year 2000 Issues."

                  1.9. Section 6.2 of the Credit Agreement is hereby amended to add a new Section O as follows:

                  "(O) Year 2000 Issues. The Borrowers shall, and shall cause each of their respective Subsidiaries to, take all actions reasonably necessary to ensure that the Year 2000 Issues will not have a Material Adverse Effect. The Borrowers shall provide the Agent and each of the Lenders information regarding the Borrower's and its Subsidiaries' program to address Year 2000 Issues. The Borrower shall advise the Agent if any Year 2000 Issues will have or would reasonably be expected to have a Material Adverse Effect."

                  1.10. Section 6.3(D)(xi) of the Credit Agreement is hereby amended to delete the reference to "C $2,500,000" and to substitute therefor the following:

                  "U.S. $5,500,000".

                  1.11. Section 6.3(E)(vi) of the Credit Agreement is hereby amended to delete the reference to "$500,000" and to substitute therefor the following:

                  "$1,000,000".

                  1.12. Section 6.3(E)(viii) o the Credit Agreement is hereby amended to insert immediately after the reference to "AAS" the following:

                  "and Valley".

                  1.13. Section 6.4(B) of the Credit Agreement is hereby amended to delete the reference to "$4,000,000" now contained therein and to substitute therefor:

                  "$4,500,000".

                  1.14. Section 6.4(C) of the Credit Agreement is hereby amended to delete the phrase: "(5) 1.50 to 1.00 for each fiscal quarter thereafter until the Tranche B Loan Termination Date" and to substitute the following therefor:

                        "(5) 1.20 to 1.00 for the fiscal quarters ending December 31, 1998 and March 31, 1999;

                        "(6) 1.35 to 1.00 for the fiscal quarters ending June 30, 1999, September 30, 1999 and December 31, 1999; and

                        "(7) 1.50 to 1.00 for each fiscal quarter thereafter until the Tranche B Loan Termination Date."

                  1.15. Section 6.4(E) of the Credit Agreement is hereby amended to delete the ratios listed on the table now contained therein for December 31, 1998 through December 31, 1999 and to substitute the following therefor for the periods ending on the dates set forth below:







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

                  "Period Ending                     Maximum Leverage Ratio
                  ----------------                   ------------------------
                  December 31, 1998                  5.00 to 1.00
                  March 31, 1999                     5.00 to 1.00
                  June 30, 1999                      4.75 to 1.00
                  September 30, 1999                 4.50 to 1.00
                  December 31, 1999                  4.50 to 1.00"


                  1.16. Section 6.4(F) of the Credit Agreement is hereby amended to delete the reference to "$10,000,000" now contained therein and to substitute therefor the following:

                  "$12,500,000".

                  2. Waiver. The Borrowers have advised the Administrative Agent that the Borrowers may not have been in compliance with Section 6.3(D)(xi) of the Credit Agreement prior to the effective date of this Amendment and, accordingly, have requested that the Required Lenders waive any Default that would otherwise result from such noncompliance. By executing this Amendment No. 5 and Waiver, each Lender doing so hereby confirms its agreement to waive such noncompliance.

                  3. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrowers, the Required Lenders and the Agents and payment of an amendment fee of 0.125% of the current Revolving Loan Commitment and the current outstanding balance of the Term Loans of each Lender that approves this Amendment and delivers a copy of its signed signature page of this Amendment to the Administrative Agent or its counsel by 5:00 p.m. (Chicago time), Friday, March 19, 1999. Upon the satisfaction of the foregoing conditions precedent, this Amendment shall become effective with respect to the amendments set forth in
Section 1 above.

                  4. Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows:

                  (a) This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrowers and are enforceable against the Borrowers in accordance with their terms.

                  (b) As of December 31, 1998, (i) there exists no Default or Unmatured Default under the Credit Agreement, as amended hereby, and (ii) the representations and warranties contained in Article V of the Credit Agreement, as amended hereby, are true and correct in all material respects, except for representations and warranties made with reference to a specific date which representations and warranties are true and correct in all material respects as of such date.

                  5. Reference to and Effect on the Credit Agreement and Security Agreements.

                  (a) Upon the effectiveness of Section 1 hereof, each reference in any Loan Document to such Loan Document or any other Loan Document shall mean and be a reference to the applicable Loan Document as amended hereby.

                  (b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agents or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

                  6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

                  7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  8. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                                            ADVANCED ACCESSORY SYSTEMS, LLC
                                              as a Borrower

                                            By: /s/ Terence C. Seikel
                                               -------------------------------
                                            Name:   Terence C. Seikel
                                            Title:  Vice President

                                            SPORTRACK, LLC
                                              as a Borrower
                                            By: ADVANCED ACCESSORY SYSTEMS, LLC
                                                     Its Manager

                                            By: /s/ Terence C. Seikel
                                               -------------------------------
                                            Name:   Terence C. Seikel
                                            Title:  Vice President

                                            VALLEY INDUSTRIES, LLC
                                              as a Borrower
                                            By: ADVANCED ACCESSORY SYSTEMS, LLC
                                                     Its Manager

                                            By: /s/ TERENCE C. SEIKEL
                                               -------------------------------
                                            Name: TERENCE C. SEIKEL
                                            Title: Vice President

                                            BRINK INTERNATIONAL BV
                                              as a Borrower

                                            By: /s/ TERENCE C. SEIKEL
                                               -------------------------------
                                            Name: TERENCE C. SEIKEL
                                            Title: Vice President


                                            BRINK BV
                                              as a Borrower

                                            By: /s/ TERENCE C. SEIKEL
                                               -------------------------------
                                            Name: TERENCE C. SEIKEL
                                            Title: Vice President

                                            NBD BANK
                                            as the Administrative Agent and the
                                            Documentation and Collateral Agent,
                                            and as a Lender

                                            By: /s/ WILLIAM H. CANNEY
                                               -------------------------------
                                            Name: WILLIAM H. CANNEY
                                            Title: Vice President

                                            THE CHASE MANHATTAN BANK
                                            as the Co-Administrative Agent and
                                            the Syndication Agent, and as a
                                            Lender

                                            By: /s/ ANDRIS G. KALNINS
                                               -------------------------------
                                            Name: ANDRIS G. KALNINS
                                            Title: Vice President

                                            FIRST UNION NATIONAL BANK
                                              as a Lender

                                            By: /s/ KENT J. DAVIS
                                               -------------------------------
                                            Name: KENT J. DAVIS
                                            Title: Vice President
                                                  ----------------------------

                                            THE BANK OF NOVA SCOTIA
                                              as a Lender

                                            By: /s/ F. C. H. ASHBY
                                               -------------------------------
                                            Name: F. C. H. ASHBY
                                            Title: Senior Manager
                                                   Loan operations

                                            COOPERATIEVE CENTRALE
                                             RAIFFEISEN-BOERENLEENBANK
                                             B.A., "RABOBANK NEDERLAND",
                                             NEW YORK BRANCH
                                             as a Lender

                                            By:
                                               -------------------------------
                                            Name:
                                            Title:
                                                  ----------------------------

                                            By:
                                               -------------------------------
                                            Name:
                                            Title:


                                            LASALLE NATIONAL BANK
                                              as a Lender

                                            By:
                                               -------------------------------
                                            Name:
                                            Title:

                                            MICHIGAN NATIONAL BANK
                                              as a Lender

                                            By:
                                               -------------------------------
                                            Name:
                                            Title:

                                            NATIONAL CITY BANK (CLEVELAND)
                                              as a Lender

                                            By: /s/ JOSHUA R. SOSLAND
                                               -------------------------------
                                            Name: JOSHUA R. SOSLAND
                                            Title: Account Officer

                                            COMERICA BANK
                                              as a Lender

                                            By: /s/ NICHOLAS G. MESTER
                                               -------------------------------
                                            Name: NICHOLAS G. MESTER
                                            Title: Vice President

                                            VAN KAMPEN PRIME RATE INCOME TRUST
                                              as a Lender

                                            By: /s/ JEFFEREY W. MAILLER
                                               -------------------------------
                                            Name: JEFFEREY W. MAILLER
                                            Title: Senior Vice President
                                                   and Director

                                            DEBT STRATEGIES FUND, INC.
                                              as a Lender

                                            By:
                                               -------------------------------
                                            Name:
                                            Title:

                                            SENIOR HIGH INCOME PORTFOLIO, INC.
                                             as a Lender

                                            By:
                                               -------------------------------
                                            Name:
                                            Title:

                                            DEEPROCK & CO.
                                            By: Eaton Vance Management
                                                as Investment Advisor

                                                By:
                                                   ---------------------------
                                                Name:
                                                Title:

                                            SENIOR DEBT PORTFOLIO
                                            By: Boston Management and Research
                                                as Investment Advisor

                                                By: /s/ SCOTT H. PATE
                                                   ---------------------------
                                                Name: SCOTT H. PATE
                                                Title: Vice President

                                            MERRILL LYNCH DEBT STRATEGIES
                                            PORTFOLIO
                                            By: Merrill Lynch Asset Management,
                                                L.P., as Investment Advisor

                                                By: /s/ PAUL TRAVERS
                                                   ---------------------------
                                                NAME: PAUL TRAVERS
                                     -9-        Title: Authorized Signatory

                                            MERRILL LYNCH PRIME RATE PORTFOLIO
                                            By: Merrill Lynch Asset Management,
                                                L.P., as Investment Advisor

                                                By: /s/ PAUL TRAVERS
                                                   ---------------------------
                                                Name: PAUL TRAVERS
                                                Title: Authorized Signatory




















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